Exhibit (h)(2)

FORM OF SCHEDULE A

TO

FUND ADMINISTRATION AND ACCOUNTING AGREEMENT

As of [    ], 2014

FUND	INCEPTION DATE
WisdomTree Total Dividend Fund	06/16/2006
WisdomTree Equity Income Fund	06/16/2006
WisdomTree DEFA Fund	06/16/2006
WisdomTree DEFA Equity Income Fund	06/16/2006
WisdomTree Asia-Pacific ex-Japan Fund (formerly, WisdomTree Pacific ex-Japan Total Dividend Fund)	06/16/2006

WisdomTree Australia Dividend Fund (formerly, WisdomTree Pacific ex-Japan Equity Income Fund)	06/16/2006

WisdomTree Global Equity Income Fund	06/16/2006
WisdomTree Japan Hedged Equity Fund	06/16/2006
WisdomTree Global ex-US Growth Fund (formerly, WisdomTree World ex-U.S. Growth Fund)	06/16/2006

WisdomTree Dividend ex-Financials Fund	06/16/2006
WisdomTree LargeCap Dividend Fund	06/16/2006
WisdomTree MidCap Dividend Fund	06/16/2006
WisdomTree SmallCap Dividend Fund	06/16/2006
WisdomTree Japan SmallCap Dividend Fund	06/16/2006
WisdomTree Europe SmallCap Dividend Fund	06/16/2006
WisdomTree International LargeCap Dividend Fund	06/16/2006
WisdomTree MidCap Dividend Fund	06/16/2006
WisdomTree SmallCap Dividend Fund	06/16/2006
WisdomTree International SmallCap Dividend Fund	06/16/2006
WisdomTree Commodity Country Equity Fund (formerly, WisdomTree International Basic Materials Sector Fund)	10/13/2006
WisdomTree Global Natural Resources Fund (formerly, WisdomTree International Energy Sector Fund)	10/13/2006

WisdomTree Global ex-US Utility Fund (formerly, WisdomTree International Utilities Sector Fund)	10/13/2006

WisdomTree Total Earnings Fund	02/23/2007
WisdomTree Earnings 500 Fund	02/23/2007
WisdomTree MidCap Earnings Fund	02/23/2007
WisdomTree SmallCap Earnings Fund	02/23/2007
WisdomTree LargeCap Value Fund	02/23/2007

WisdomTree Global ex-US Real Estate Fund (formerly, WisdomTree International Real Estate Fund)	06/05/2007

FORM OF SCHEDULE A

TO

FUND ADMINISTRATION AND ACCOUNTING AGREEMENT

As of [    ], 2014

FUND	INCEPTION DATE
WisdomTree India Earnings Fund	02/22/2008
WisdomTree Emerging Markets Equity Income Fund	07/13/2007
WisdomTree Emerging Markets SmallCap Dividend Fund	10/30/2007
WisdomTree Middle East Dividend Fund	07/16/2008
WisdomTree Europe Hedged Equity Fund (formerly, WisdomTree International Hedged Equity Fund)	12/31/2009
WisdomTree Emerging Currency Fund	05/05/2009
WisdomTree Euro Debt Fund (formerly, WisdomTree Dreyfus Euro Fund)	05/14/2008
WisdomTree Japanese Yen Fund	05/21/2008
WisdomTree Brazilian Real Fund	05/14/2008
WisdomTree Indian Rupee Fund	05/14/2008
WisdomTree Australia & New Zealand Debt Fund (formerly, WisdomTree New Zealand Dollar Fund)	06/25/2008

WisdomTree Emerging Markets Local Debt Fund	08/05/2010
WisdomTree Dreyfus Commodity Currency Fund	09/24/2010
WisdomTree Managed Futures Fund	01/05/2011
WisdomTree Asia Local Debt Fund	03/17/2011
WisdomTree Global Real Return Fund	07/14/2011
WisdomTree Emerging Markets Corporate Bond Fund	03/08/2012
WisdomTree China Dividend ex-Financials Fund	09/19/2012
WisdomTree Global Corporate Bond Fund	01/31/2013
WisdomTree U.S. Dividend Growth Fund	05/22/2013
WisdomTree U.S. SmallCap Dividend Growth Fund	07/25/2013
WisdomTree Korea Hedged Equity Fund	11/07/2013
WisdomTree United Kingdom Hedged Equity Fund	06/28/2013
WisdomTree Japan SmallCap Hedged Equity Fund	06/28/2013
WisdomTree Germany Hedged Equity Fund	10/17/2013
WisdomTree Emerging Markets Consumer Growth Fund	09/27/2013
WisdomTree Emerging Markets Dividend Growth Fund	08/01/2013
WisdomTree Japan Interest Rate Strategy Fund	12/16/2013
WisdomTree Bloomberg U.S. Dollar Bullish Fund	12/16/2013
WisdomTree Barclays U.S. Aggregate Bond Zero Duration Fund	12/18/2013
WisdomTree Barclays U.S. Aggregate Bond Negative Duration Fund	12/18/2013
WisdomTree BofA Merrill Lynch High Yield Bond Zero Duration Fund	12/18/2013
WisdomTree BofA Merrill Lynch High Yield Bond Negative Duration Fund	12/18/2013

WisdomTree Japan Hedged Real Estate Fund

WisdomTree Japan Hedged Financials Fund

WisdomTree Japan Hedged Tech, Media and Telecom Fund

WisdomTree Japan Hedged Capital Goods Fund

WisdomTree Japan Hedged Health Care Fund

WisdomTree Bloomberg Floating Rate Treasury Fund

WisdomTree Trust	Bank of New York Mellon

Signature	Signature
Jonathan Steinberg President	Andrew Pfeifer Vice President

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